EXHIBIT 99

SUBSCRIPTION AGREEMENT

Provectus Pharmaceuticals, Inc.
7327 Oak Ridge Highway, Suite A
Knoxville, TN  37931

1.           The undersigned hereby subscribes for shares of common stock, par value $.001 per share (the "Shares") of Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), together with warrants to purchase common stock within one year from the date of issuance in the form attached hereto as Exhibit A (the "One Year Warrants") and warrants to purchase common stock within five years from the date of issuance in the form attached hereto as Exhibit B (the "Five Year Warrants" and collectively with the One Year Warrants, the "Warrants").  The Shares, the Warrants and the shares of common stock issuable upon the exercise of the Warrants shall collectively be referred to herein as the "Securities."

2.           The undersigned subscribes for the respective number of Shares and Warrants set forth on the signature page below for a price of $1.12 per Share, together with the Warrants. The undersigned agrees to pay $1.12 cash per Share, together with the Warrants, representing the undersigned's total purchase price, by delivery of a check made payable to "Provectus Pharmaceuticals, Inc." to Peter R. Culpepper at the address listed above or by wire transfer in accordance with the wire instructions provided on Exhibit C of this Subscription Agreement.  The undersigned understands that the undersigned may not be admitted as a stockholder of the Company until such time as the undersigned's entire purchase price has been received and the subscription and purchase price has been accepted by the Company.

3.           The undersigned acknowledges that the undersigned's subscription is irrevocable, that the Company shall have the right to accept or reject this subscription, in whole or in part, and that this subscription shall be deemed to be accepted by the Company only when a copy of the signature page of this Subscription Agreement is executed by or on behalf of the Company.  The undersigned understands that the undersigned will be notified whether the undersigned's subscription has been accepted or rejected.  If the undersigned's subscription is rejected, the Company will return the full purchase price of the subscription to the undersigned without interest.

4.           The undersigned, as evidenced by the undersigned's execution of the Accredited Investor Certificate and this Subscription Agreement, represents, warrants, agrees and covenants to the Company:

(a)           THE UNDERSIGNED RECOGNIZES THE SPECULATIVE NATURE OF AN INVESTMENT IN THE COMPANY AND THAT THE UNDERSIGNED'S INVESTMENT IS SUBJECT TO LOSS IF THE COMPANY IS NOT SUCCESSFUL.

(b)           The undersigned is purchasing the Securities as an accredited investor under Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the undersigned has completely and accurately completed the Accredited Investor Certificate, the responses to which are incorporated into this Subscription Agreement.

(c)           The undersigned has substantial experience in making investment decisions of this type and such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company.

(d)           The undersigned represents that the undersigned:

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(i) is the sole party in interest in this subscription and is acquiring the Securities solely for investment for the undersigned's own account and not with a view to resale or distribution;

(ii) has the present intent to hold the Securities for investment purposes;

(iii) has no present agreement, understanding, intent or arrangement to subdivide, sell, assign, hypothecate, or transfer any part or all of the undersigned's Securities, or any interest therein, to any other person;

(iv) does not now have any reason to anticipate any change in the undersigned's circumstances or other particular occasion or event which could cause the undersigned to sell such Securities;

(v) can bear the economic risk of losing the undersigned's entire investment;

(vi) has an overall commitment to investments that are not readily marketable and is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not cause such overall commitment to become excessive;

(vii) has adequate means to provide for the undersigned's current needs and contingencies and has no need for liquidity with respect to the undersigned's investment in the Securities;

(viii) has investment goals that are compatible with the objectives of the Company; and

(ix) is sufficiently familiar with the capabilities and risks related to the Company to make an informed decision about investment in the Company.

(e)           The undersigned, if other than an individual, is a duly formed and validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Subscription Agreement;

(f)           The Securities have not been offered or sold to the undersigned through the use of any form of general or public solicitations or advertisements within the meaning of Section 4(2) of the Securities Act and Regulation D.  Without qualifying the foregoing:

(i)          The undersigned did not initiate contact with the Company or Network 1 Financial Securities, Inc. (the "Placement Agent") regarding the transactions contemplated hereby; and

(ii)          At such time that the undersigned was first contacted by the Company or the Placement Agent, the undersigned had a substantive, pre-existing relationship with either the Company or the Placement Agent.

(g)           The undersigned understands and agrees that certificates evidencing the Securities may bear the following or similar legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO REDISTRIBUTE.  THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION PROVIDING THAT AN EXEMPTION FROM THE SECURITIES ACT IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN THE ALTERNATIVE, THAT SUCH SECURITIES MAY BE SOLD UNDER RULE 144 AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION OF THE UNITED STATES.

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(h)           Since the earlier of (a) such time as the undersigned was first contacted by the Company or the Placement Agent regarding the transactions contemplated hereby or (b) thirty (30) days prior to the date hereof,  the undersigned or his/its respective agents, associates, representatives or affiliates has not engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) short sales of the common stock of the Company or (ii) hedging transaction, which establishes a net short position with respect to the common stock of the Company.

(i)           The undersigned has enclosed herewith the total purchase price for the Securities subscribed hereby.

(j)           The undersigned understands and acknowledges that all documents, records, and books pertaining to this investment have been made available for inspection by the undersigned and that the books and records of the Company will be available, upon reasonable notice, for inspection during reasonable business hours at its principal place of business.  The undersigned understands and acknowledges that the undersigned has had, at a reasonable time prior to the undersigned's investment, and continues to have, the opportunity to obtain from the Company any additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to conduct the undersigned’s due diligence and to evaluate the merits and risks of this proposed investment, including but not limited to, the income tax consequences of the investment.  The undersigned has had, if requested, at a reasonable time prior to the undersigned's investment, an opportunity to ask questions of and receive satisfactory answers from a person or persons acting on behalf of the Company, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned.

(k)           The undersigned has read and understands all of the information concerning the offering, the Company and the proposed investment therein set forth in the Confidential Private Placement Memorandum, including all Appendices attached thereto, and in this Subscription Agreement, including all Exhibits attached hereto (collectively, the "Offering Materials").  The undersigned has concluded, based on the Offering Materials, any additional information presented to the undersigned upon request, and the undersigned's own understanding, through persons representing the undersigned, of investments of this nature, and of this investment in particular, that the undersigned wishes to subscribe for the respective number of Shares and Warrants indicated on the signature page hereof.  In reaching the conclusion that the undersigned desires to acquire the Securities, the undersigned carefully evaluated the undersigned's financial resources and investment position, and the risks associated with this investment and acknowledges that the undersigned is able to bear the economic risk of this investment.

(l)           The undersigned represents that it has been called to the undersigned's attention that the Securities represent a highly speculative investment which involves a high degree of risk and may result in the loss of the total amount of the undersigned's investment.

(m)            The undersigned has not received any representations or warranties from the Company or its affiliates, agents or representatives and, in making an investment decision, the undersigned is relying solely on the information provided in the Offering Materials, any additional information furnished to the undersigned at the undersigned's request, the undersigned's knowledge, and investigations made by the undersigned, through the undersigned's representatives.

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(n)           The undersigned understands that the Securities are not bank deposits, are not insured by the FDIC or any other governmental agency, and that no federal or state agency or administrator has passed upon the Securities or has made any finding or determination relating to the fairness for investment of the Securities and that no federal or state agency or administrator has or will recommend or endorse the Securities.

(o)           The undersigned understands that the Securities being acquired hereby have not been registered under the Securities Act or under the securities laws of any state and, therefore, the Securities cannot be sold or offered for resale unless they are subsequently so registered or an exemption from such registration is available. In the event the Company determines to accept this subscription, in whole or in part, the undersigned agrees not to dispose or attempt to dispose of any of such Securities except in a manner and fashion which is in total compliance with applicable federal and state securities laws.

(p)           The undersigned understands that the Securities are not registered on a national securities exchange (e.g., NYSE or NASDAQ) and that the Company has made no assurances that such registration will occur in the future.

(q)           The undersigned represents that no person will have, as a result of an investment in Securities pursuant to this Subscription Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the undersigned.

5.           The undersigned understands the legal consequences of the representations and warranties contained in paragraph 4.  The undersigned intends that the Company and others will rely upon the representations, warranties, acknowledgments, covenants and agreements made by the undersigned in this Subscription Agreement and related documents and understands that they are fully entitled to rely upon each and all of the same without further inquiry.  The undersigned agrees to provide such additional information as the Company may request regarding the undersigned's representations and warranties contained in paragraph 4.  In addition, the undersigned acknowledges and agrees that the information provided in the Accredited Investor Certificate relating to the undersigned's status as an accredited investor is material and a breach thereof will result in damages to the Company.  In the event the Company provides notice to the undersigned of such breach, the purchase by the undersigned of the Securities will be void, the undersigned will receive a return of the full purchase price paid by the undersigned for the Securities, and the Company will be entitled to recover, in addition to any other remedies at law or in equity, all costs and expenses incurred by the Company in connection with this subscription.  The undersigned hereby authorizes the Company to set off any such amounts against the return of the purchase price paid by the undersigned in such situation.  The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, partners, members, stockholders, agents and representatives from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorney's fees) due to or arising out of a breach of any of representations, warranties, covenants, acknowledgments and agreements contained within the Accredited Investor Certificate and this Subscription Agreement.  Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal or state securities laws.

6.           The undersigned agrees to maintain in confidence any non-public information disclosed to the undersigned in connection with the purchase of the Securities.

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7.           In the event the Company determines to accept this subscription, the undersigned understands that the Placement Agent will receive, as its commission, warrants to purchase up to twenty percent (20%) of the aggregate number of shares of common stock issued upon the closing of this offering, with an exercise price of $1.12 per share.

8.           Miscellaneous.

(a)           Each provision of this Subscription Agreement shall be considered separable, and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(b)           This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee without regard to principles of conflict of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Tennessee located in Knox County and the United States District Court for the Eastern District of Tennessee for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby, and each of the parties agrees not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts. Each of the parties hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)           If more than one person is executing this Subscription Agreement, the obligations of each shall be joint and several, and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns.

(d)           This Subscription Agreement, its provisions and the acknowledgments, representations, warranties, agreements and indemnities contained herein, shall survive and continue after acceptance of the subscription and shall be binding upon the successors and assigns of the undersigned.

(e)           This Subscription Agreement is not assignable by the undersigned and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

(f)           The delivery of executed documents by facsimile, email, or other electronic means shall be legal and binding and shall have the same full force and effect as if an original executed copy had been delivered.  Facsimile, email and other electronic signatures shall be binding upon the parties.

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The applicable signature page of this Subscription Agreement should be executed and acknowledged by the undersigned.  Deliver the entire executed Subscription Package by email, facsimile or overnight carrier to Damon Testaverde, Network 1 Financial Securities, Inc., The Galleria, Penthouse, 2 Bridge Avenue, Building 2, Red Bank, NJ 07701, facsimile: [_____________] email: ddtestaverde@netw1.com.  At the same time, deliver the purchase price for the Securities by (i) wire transfer in accordance with the wire instructions provided on Exhibit C of this Subscription Agreement or (ii) a check made payable to "Provectus Pharmaceuticals, Inc." sent by overnight courier to Peter R. Culpepper, 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee 37931.

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FOR USE BY INDIVIDUAL SUBSCRIBER ONLY

INDIVIDUAL SUBSCRIBER SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT (If purchasing as an entity, go to Entity Subscriber Signature Page of Subscription Agreement.)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO REDISTRIBUTE.  THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION PROVIDING THAT AN EXEMPTION FROM THE SECURITIES ACT IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN THE ALTERNATIVE, THAT SUCH SECURITIES MAY BE SOLD UNDER RULE 144 AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION OF THE UNITED STATES.

I hereby irrevocably subscribe for the respective number of Shares and Warrants set forth below.  I hereby confirm my agreement to pay the purchase price for the Securities subscribed in accordance with the provisions of this Subscription Agreement.  I represent that I have read this Subscription Agreement.

I represent to the Company that (a) the information contained in the Accredited Investor Certificate and in this signature page is complete and accurate and may be relied upon by the Company, (b) I will notify the Company of any material adverse change in any of the information contained herein occurring prior to the purchase of the Securities, and (c) I have received or had access to all material information enabling me to make an informed investment decision and that all information requested has been furnished to me.

I have executed this Subscription Agreement as of  _____________________, 2011.

Number of Shares                                                                                     ________________

Number of One Year Warrants (50% of Number of Shares)               ________________

Number of Five Year Warrants (50% of Number of Shares)               ________________

Cash Payment ($1.12 multiplied by Number of Shares)                     $_______________

SUBSCRIBER Signature _____________________________________ _____________________________________________ Name Typed or Printed (Check One) ☐ New Shareholder or ☐ Existing Shareholder	SUBSCRIBER'S ADDRESS _________________________________________________ _________________________________________________ ________________________________________________ _

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FOR USE BY ENTITY SUBSCRIBER ONLY

ENTITY SUBSCRIBER SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT
(If purchasing as an individual, go to Individual Subscriber Signature Page of Subscription Agreement.)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO REDISTRIBUTE.  THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION PROVIDING THAT AN EXEMPTION FROM THE SECURITIES ACT IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN THE ALTERNATIVE, THAT SUCH SECURITIES MAY BE SOLD UNDER RULE 144 AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION OF THE UNITED STATES.

The undersigned hereby irrevocably subscribes for the respective number of Shares and Warrants set forth below.  The undersigned hereby confirms its agreement to pay the purchase price for the Securities subscribed in accordance with the provisions of this Subscription Agreement.  The undersigned represents that it has read this Subscription Agreement.

The undersigned represents to the Company that (a) the information contained in the Accredited Investor Certificate and in this signature page is complete and accurate and may be relied upon by the Company, (b) the undersigned will notify the Company of any material adverse change in any of the information contained herein occurring prior to the purchase of the Securities, and (c) the undersigned has received or had access to all material information enabling the undersigned to make an informed investment decision and that all information requested has been furnished to the undersigned.

The undersigned has executed this Subscription Agreement as of  __________________, 2011.

Number of Shares                                                                                     ________________

Number of One Year Warrants (50% of Number of Shares)              ________________

Number of Five Year Warrants (50% of Number of Shares               ________________

Cash Payment ($1.12 multiplied by Number of Shares)                     $_______________

SUBSCRIBER

_______________________________________
PRINT name of entity subscriber

By: ____________________________________

Print Name: ______________________________

Title: ____________________________________

SUBSCRIBER'S ADDRESS

________________________________________

________________________________________

________________________________________

________________________________________
Email Address of Entity Contact Person

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ISSUER SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT

SUBSCRIPTION ACCEPTED FOR:

______________ SHARES

______________ ONE YEAR WARRANTS (50% of Number of Shares)

______________ FIVE YEAR WARRANTS (50% of Number of Shares)

PROVECTUS PHARMACEUTICALS, INC.

By:      ______________________________________
Name: Peter R. Culpepper
Title: Chief Financial Officer and Chief Operating Officer

DATE: _____________________________________

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EXHIBIT A – ONE YEAR WARRANT

Exhibit A to Subscription Agreement

EXHIBIT B – FIVE YEAR WARRANT

Exhibit B to Subscription Agreement

EXHIBIT C – WIRING INSTRUCTIONS

Exhibit C to Subscription Agreement